FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Financial Statements

December 31, 2023

(With Independent Auditor’s Report)

LaPorte, APAC
5100 Village Walk | Suite 300
Covington, LA 70433
985.892.5850 | Fax 985.892.5956
LaPorte.com

Independent Auditor’s Report

To the Board of Directors of

Fidelity Security Life Insurance Company

FSL Separate Account M

Opinion

We have audited the accompanying financial statements of Fidelity Security Life Insurance Company FSL Separate Account M (the Separate Account) (composed of the individual subaccounts as indicated in Note 1 to the financial statements), which comprise the statements of net assets as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the related statements of changes in net assets for the years ended December 31, 2023 and 2022, the related notes to the financial statements and financial highlights.

In our opinion, the accompanying financial statements and financial highlights present fairly, in all material respects, the financial positions of the subaccounts constituting the Separate Account as of December 31, 2023, and the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 2023 and 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Separate Account and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Separate Account’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

LOUISIANA ● TEXAS

An Independently Owned Member, RSM US Alliance RSM US Alliance member firms are separate and independent businesses and legal entities that are responsible for their own acts and omissions, and each is separate and independent from RSM US LLP. RSM US LLP is the U.S. member firm of RSM International, a global network of independent audit, tax, and consulting firms. Members of RSM US Alliance have access to RSM International resources through RSM US LLP but are not member firms of RSM International.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Separate Account’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

A Professional Accounting Corporation

Covington, LA
April 26, 2024

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Net Assets

December 31, 2023

	MFS Investment Management				Deutsche Asset Management		Federated Insurance Series
	VIT Value Series - IC	Research International Series - SC	New Discovery Series	Total Return Series	Equity 500 Index Fund	Small Cap Index Fund	Kaufmann Fund II	Government Money Fund II	U.S. Gov’t Securities Fund II	Quality Bond Fund II
Assets:
Investments:
MFS VIT Value Series - IC - 19,667 Shares (Cost $384,626)	$407,302	$—	$—	$—	$—	$—	$—	$—	$—	$—
MFS Research International Series - SC - 2 Shares (Cost $22)	—	26	—	—	—	—	—	—	—	—
MFS New Discovery Series - 1,097 Shares (Cost $15,136)	—	—	11,082	—	—	—	—	—	—	—
MFS Total Return Series - 4,281 Shares (Cost $91,187)	—	—	—	97,096	—	—	—	—	—	—
Deutsche Equity 500 Index Fund - 4,584 Shares (Cost $87,719)	—	—	—	—	123,619	—	—	—	—	—
Deutsche Small Cap Index Fund - 9,188 Shares (Cost $121,364)	—	—	—	—	—	125,226	—	—	—	—
Federated Kaufmann Fund II - 1,722 Shares (Cost $30,595)	—	—	—	—	—	—	29,970	—	—	—
Federated Government Money Fund II - 47,517 Shares (Cost $47,517)	—	—	—	—	—	—	—	47,517	—	—
Federated U.S. Gov’t Securities Fund II - 115 Shares (Cost $1,258)	—	—	—	—	—	—	—	—	1,079	—
Federated Quality Bond Fund II - 468 Shares (Cost $5,138)	—	—	—	—	—	—	—	—	—	4,745
UIF Global Strategist - 1,135 Shares (Cost $9,926)	—	—	—	—	—	—	—	—	—	—
UIF Capital Growth - 56,285 Shares (Cost $1,131,424)	—	—	—	—	—	—	—	—	—	—
UIF US Real Estate - 831 Shares (Cost $13,147)	—	—	—	—	—	—	—	—	—	—
Invesco Van Kampen American Value - 2,033 Shares (Cost $31,832)	—	—	—	—	—	—	—	—	—	—
Invesco Van Kampen Comstock - 1,652 Shares (Cost $26,985)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Growth & Income - 15,373 Shares (Cost $521,223)	—	—	—	—	—	—	—	—	—	—
Janus Aspen Overseas - 6,753 Shares (Cost $228,084)	—	—	—	—	—	—	—	—	—	—

Total Assets	407,302	26	11,082	97,096	123,619	125,226	29,970	47,517	1,079	4,745

Liabilities:
Accrued mortality and expense risk charge	185	—	8	44	80	80	23	32	1	3

Net Assets	$407,117	$26	$11,074	$97,052	$123,539	$125,146	$29,947	$47,485	$1,078	$4,742

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Net Assets (Continued)

December 31, 2023

	The Universal Institutional Funds, Inc.			Invesco Van Kampen
	Global Strategist Portfolio	Growth Portfolio	U.S. Real Estate	V.I. American Value	V.I. Comstock	Lord Abbett Growth & Income	Janus Aspen Overseas Portfolio	Total
Assets:
Investments:
MFS VIT Value Series - IC - 19,667 Shares (Cost $384,626)	$—	$—	$—	$—	$—	$—	$—	$407,302
MFS Research International Series - SC - 2 Shares (Cost $22)	—	—	—	—	—	—	—	26
MFS New Discovery Series - 1,097 Shares (Cost $15,136)	—	—	—	—	—	—	—	11,082
MFS Total Return Series - 4,281 Shares (Cost $91,187)	—	—	—	—	—	—	—	97,096
Deutsche Equity 500 Index Fund - 4,584 Shares (Cost $87,719)	—	—	—	—	—	—	—	123,619
Deutsche Small Cap Index Fund - 9,188 Shares (Cost $121,364)	—	—	—	—	—	—	—	125,226
Federated Kaufmann Fund II - 1,722 Shares (Cost $30,595)	—	—	—	—	—	—	—	29,970
Federated Government Money Fund II - 47,517 Shares (Cost $47,517)	—	—	—	—	—	—	—	47,517
Federated U.S. Gov’t Securities Fund II - 115 Shares (Cost $1,258)	—	—	—	—	—	—	—	1,079
Federated Quality Bond Fund II - 468 Shares (Cost $5,138)	—	—	—	—	—	—	—	4,745
UIF Global Strategist - 1,135 Shares (Cost $9,926)	9,727	—	—	—	—	—	—	9,727
UIF Capital Growth - 56,285 Shares (Cost $1,131,424)	—	751,410	—	—	—	—	—	751,410
UIF US Real Estate - 831 Shares (Cost $13,147)	—	—	12,078	—	—	—	—	12,078
Invesco Van Kampen American Value - 2,033 Shares (Cost $31,832)	—	—	—	28,415	—	—	—	28,415
Invesco Van Kampen Comstock - 1,652 Shares (Cost $26,985)	—	—	—	—	32,504	—	—	32,504
Lord Abbett Growth & Income - 15,373 Shares (Cost $521,223)	—	—	—	—	—	554,367	—	554,367
Janus Aspen Overseas - 6,753 Shares (Cost $228,084)	—	—	—	—	—	—	284,114	284,114

Total Assets	9,727	751,410	12,078	28,415	32,504	554,367	284,114	2,520,277

Liabilities:
	7	507	6	20	23	379	186	1,584

Net Assets	$9,720	$750,903	$12,072	$28,395	$32,481	$553,988	$283,928	$2,518,693

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Operations

December 31, 2023

	MFS Investment Management				Deutsche Asset Management		Federated Insurance Series
	VIT Value Series - IC	Research International Series - SC	New Discovery Series	Total Return Series	Equity 500 Index Fund	Small Cap Index Fund	Kaufmann Fund II	Government Money Fund II	U.S. Gov’t Securities Fund II	Quality Bond Fund II
Investment income (loss):
Investment income distributions from underlying mutual funds	$5,459	$—	$—	$1,678	$1,506	$1,257	$—	$2,445	$26	$124
Mortality and expense charges and administrative charges	(3,550)	—	(154)	(848)	(1,466)	(1,478)	(417)	(747)	(9)	(62)

Net investment income (loss)	1,909	—	(154)	830	40	(221)	(417)	1,698	17	62

Realized gains (losses) on investments:
Capital gain distributions	27,361	—	—	4,006	5,681	2,694	—	—	—	—
Realized gain (loss) on sale of fund shares	782	—	(46)	434	529	18	21	—	(2)	(30)

Net realized gains (losses) on Investments	28,143	—	(46)	4,440	6,210	2,712	21	—	(2)	(30)

Net change in unrealized appreciation (depreciation) on investments	(4,623)	3	1,437	3,086	17,970	14,034	3,961	—	20	187

Net increase (decrease) in net assets from operations	$25,429	$3	$1,237	$8,356	$24,220	$16,525	$3,565	$1,698	$35	$219

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Operations (Continued)

December 31, 2023

	The Universal Institutional Funds, Inc.			Invesco Van Kampen
	Global					Lord Abbett	Janus Aspen
	Strategist	Growth	U.S. Real	V.I. American	V.I.	Growth &	Overseas
	Portfolio	Portfolio	Estate	Value	Comstock	Income	Portfolio	Total
Investment income (loss):
Investment income distributions from underlying mutual funds	$152	$—	$249	$166	$568	$4,996	$4,394	$23,020
Mortality and expense charges and administrative charges	(118)	(10,552)	(104)	(365)	(445)	(8,123)	(3,854)	(32,292)

Net investment income (loss)	34	(10,552)	145	(199)	123	(3,127)	540	(9,272)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	5,451	3,496	10,967	—	59,656
Realized gain (loss) on sale of fund shares	14	(344,079)	11	(62)	344	34,062	10,929	(297,075)

Net realized gains (losses) on Investments	14	(344,079)	11	5,389	3,840	45,029	10,929	(237,419)

Net change in unrealized appreciation (depreciation) on investments	1,041	629,194	1,276	(1,713)	(796)	18,121	15,276	698,474

Net increase (decrease) in net assets from operations	$1,089	$274,563	$1,432	$3,477	$3,167	$60,023	$26,745	$451,783

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Changes in Net Assets

Year Ended December 31, 2023

	MFS Investment Management				Deutsche Asset Management		Federated Insurance Series
	VIT	Research	New	Total	Equity 500	Small Cap		Government	U.S. Gov’t	Quality
	Value	International	Discovery	Return	Index	Index	Kaufmann	Money	Securities	Bond
	Series - IC	Series - SC	Series	Series	Fund	Fund	Fund II	Fund II	Fund II	Fund II
Operations:
Net investment income (loss)	$1,909	$—	$(154)	$830	$40	$(221)	$(417)	$1,698	$17	$62
Net realized gains (losses) on investments	28,143	—	(46)	4,440	6,210	2,712	21	—	(2)	(30)
Net change in unrealized appreciation (depreciation) on investments	(4,623)	3	1,437	3,086	17,970	14,034	3,961	—	20	187

Net increase (decrease) in net assets from operations	25,429	3	1,237	8,356	24,220	16,525	3,565	1,698	35	219

Payments and withdrawals:
Premium transfers in	—	—	—	—	70	770	35	300	—	—
Transfers out from contract-related transactions	(9,170)	—	—	(5,266)	—	—	—	(13,738)	(1)	(145)
Transfers between separate accounts and general account	—	—	—	—	—	—	—	—	—	—
Policy loan transfers	—	—	—	—	—	—	—	—	—	—

Payments and withdrawals	(9,170)	—	—	(5,266)	70	770	35	(13,438)	(1)	(145)

Increase (decrease) in net assets	16,259	3	1,237	3,090	24,290	17,295	3,600	(11,740)	34	74
Beginning of year net assets	390,858	23	9,837	93,962	99,249	107,851	26,347	59,225	1,044	4,668

End of year net assets	$407,117	$26	$11,074	$97,052	$123,539	$125,146	$29,947	$47,485	$1,078	$4,742

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Changes in Net Assets (Continued)

Year Ended December 31, 2023

	The Universal Institutional Funds, Inc.			Invesco Van Kampen
	Global					Lord Abbett	Janus Aspen
	Strategist	Growth	U.S. Real	V.I. American	V.I.	Growth &	Overseas
	Portfolio	Portfolio	Estate	Value	Comstock	Income	Portfolio	Total
Operations:
Net investment income (loss)	$34	$(10,552)	$145	$(199)	$123	$(3,127)	$540	$(9,272)
Net realized gains (losses) on investments	14	(344,079)	11	5,389	3,840	45,029	10,929	(237,419)
Net change in unrealized appreciation (depreciation) on investments	1,041	629,194	1,276	(1,713)	(796)	18,121	15,276	698,474

Net increase (decrease) in net assets from operations	1,089	274,563	1,432	3,477	3,167	60,023	26,745	451,783

Payments and withdrawals:
Premium transfers in	—	2,450	—	35	—	3,600	370	7,630
Transfers out from contract-related transactions	—	(145,146)	—	—	(331)	(98,976)	(25,324)	(298,097)
Transfers between separate accounts and general account	—	(53,364)	—	—	—	(5,471)	(25,187)	(84,022)
Policy loan transfers	—	—	—	—	—	—	—	—

Payments and withdrawals	—	(196,060)	—	35	(331)	(100,847)	(50,141)	(374,489)

Increase (decrease) in net assets	1,089	78,503	1,432	3,512	2,836	(40,824)	(23,396)	77,294
Beginning of year net assets	8,631	672,400	10,640	24,883	29,645	594,812	307,324	2,441,399

End of year net assets	$9,720	$750,903	$12,072	$28,395	$32,481	$553,988	$283,928	$2,518,693

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Changes in Net Assets

Year Ended December 31, 2022

	MFS Investment Management				Deutsche Asset Management		Federated Insurance Series
	VIT Value Series—IC	Research International Series—SC	New Discovery Series	Total Return Series	Equity 500 Index Fund	Small Cap Index Fund	Kaufmann Fund II	Government Money Fund II	U.S. Gov’t Securities Fund II	Quality Bond Fund II
Operations:
Net investment income (loss)	$1,060	$—	$(148)	$570	$18	$(366)	$(400)	$(102)	$12	$63
Net realized gains (losses) on investments	25,344	1	3,835	8,645	6,580	20,503	3,587	—	(26)	19
Net change in unrealized appreciation (depreciation) on investments	(56,532)	(6)	(8,112)	(20,455)	(30,433)	(50,359)	(15,167)	—	(164)	(668)

Net increase (decrease) in net assets from operations	(30,128)	(5)	(4,425)	(11,240)	(23,835)	(30,222)	(11,980)	(102)	(178)	(586)

Payments and withdrawals:
Premium transfers in	—	—	—	—	120	820	60	325	—	—
Transfers out from contract-related transactions	(9,985)	—	—	(197)	—	—	(227)	(5,354)	(120)	(512)
Transfers between separate accounts and general account	3,005	—	—	—	—	(3,005)	—	—	—	—
Policy loan transfers	—	—	—	—	—	—	—	—	—	—

Payments and withdrawals	(6,980)	—	—	(197)	120	(2,185)	(167)	(5,029)	(120)	(512)

Increase (decrease) in net assets	(37,108)	(5)	(4,425)	(11,437)	(23,715)	(32,407)	(12,147)	(5,131)	(298)	(1,098)
Beginning of year net assets	427,966	28	14,262	105,399	122,964	140,258	38,494	64,356	1,342	5,766

End of year net assets	$390,858	$23	$9,837	$93,962	$99,249	$107,851	$26,347	$59,225	$1,044	$4,668

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Statements of Changes in Net Assets (Continued)

Year Ended December 31, 2022

	The Universal Institutional Funds, Inc.			Invesco Van Kampen
	Global					Lord Abbett	Janus Aspen
	Strategist	Growth	U.S. Real	V.I. American	V.I.	Growth &	Overseas
	Portfolio	Portfolio	Estate	Value	Comstock	Income	Portfolio	Total
Operations:
Net investment income (loss)	$(113)	$(10,528)	$46	$(157)	$57	$(202)	$1,657	$(8,533)
Net realized gains (losses) on investments	1,616	436,847	2,686	4,571	1,502	62,120	(2,526)	575,304
Net change in unrealized appreciation (depreciation) on investments	(3,398)	(1,488,892)	(6,813)	(5,447)	(1,647)	(134,017)	(34,285)	(1,856,395)

Net increase (decrease) in net assets from operations	(1,895)	(1,062,573)	(4,081)	(1,033)	(88)	(72,099)	(35,154)	(1,289,624)

Payments and withdrawals:
Premium transfers in	—	2,725	—	60	—	4,125	445	8,680
Transfers out from contract-related transactions	—	(31,340)	—	—	(779)	(22,729)	(14,713)	(85,956)
Transfers between separate accounts and general account	—	—	—	—	—	—	—	—
Policy loan transfers	—	—	—	—	—	—	—	—

Payments and withdrawals	—	(28,615)	—	60	(779)	(18,604)	(14,268)	(77,276)

Increase (decrease) in net assets	(1,895)	(1,091,188)	(4,081)	(973)	(867)	(90,703)	(49,422)	(1,366,900)
Beginning of year net assets	10,526	1,763,588	14,721	25,856	30,512	685,515	356,746	3,808,299

End of year net assets	$8,631	$672,400	$10,640	$24,883	$29,645	$594,812	$307,324	$2,441,399

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

FSL SEPARATE ACCOUNT M

Notes to Financial Statements

December 31, 2023

Note 1.  Organization

The FSL Separate Account M (the Separate Account), marketed as FSL Flexible Premium Variable Annuity (the Contract), is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on May 14, 1999, and commenced operations on May 20, 1999. All deposits received by the Separate Account are invested in one or more of the investment options, as listed below, in accordance with the selection made by the contract owner.

The Contract has 18 investment choices, one fixed account and 17 investment options (subaccounts). The fixed account is part of the general assets of the Company and provides an investment rate guaranteed by the Company. The 17 investment options available are portfolios of MFS Investment Management; Lord Abbett Growth & Income; Federated Insurance Series; Deutsche Asset Management; The Universal Institutional Funds, Inc.; Invesco Van Kampen; and Janus Aspen Overseas Portfolio. Collectively, the 17 investment options constitute the assets of the Separate Account. These subaccounts and their objectives are as follows:

Fund	Fund Objective
MFS Investment Management:

MFS VIT Value Series – IC	The fund’s investment objective is to seek capital appreciation.

MFS Research International Series – SC	The fund’s investment objective is to seek capital appreciation.

MFS New Discovery Series	The fund’s investment objective is to seek capital appreciation.

MFS Total Return Series	The fund’s investment objective is to seek total return.

Deutsche Asset Management:

Equity 500 Index Fund	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), which emphasizes stocks of large U.S. Companies.

Small Cap Index Fund	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), which emphasizes stocks of large U.S. Companies.

Federated Insurance Series:

Kaufmann Fund II	The fund’s investment objective is to seek capital appreciation.

Government Money Fund II	The fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share. The fund’s investment objective is to provide current income consistent with stability of principal and liquidity.

U.S. Gov’t Securities Fund II	The fund’s investment objective is to provide current income.

Quality Bond Fund II	The fund’s investment objective is to provide current income.

The Universal Institutional Funds, Inc.:

The Universal Institutional Funds Global Strategist Portfolio	The fund seeks total return.

The Universal Institutional Funds Growth Portfolio	The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization companies.

The Universal Institutional Funds U.S. Real Estate Portfolio	The fund seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Invesco Van Kampen:

Invesco V.I. American Value Fund	The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock Fund	The fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks.

Lord Abbett Growth & Income	The fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Janus Aspen Overseas Portfolio	The fund seeks long-term growth and income.

Note 2.  Summary of Significant Accounting Policies

The significant accounting policies of the Separate Account are:

Basis of presentation: The financial statements have been prepared with U.S. generally accepted accounting principles (GAAP). The Separate Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

Investment valuation: Investments in mutual fund shares are stated at fair value, which is the closing net asset value per share of the underlying mutual fund.

Securities transactions and investment income: Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold, and the corresponding capital gains and losses are determined on a specific-identification basis. Interest and dividend income, unrealized gains, and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount and are allocated to the contracts on each valuation date based on each individual annuity contract’s pro rata share of the net assets of the investment option as of the beginning of the valuation date.

Unit valuations: Investments are tracked using an accumulation unit. Contract owners may elect to own lump-sum units or easy-pay units depending on the payment plan selected (see Note 5). Every business day, the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value for the investment option from the previous day to the current business day; subtracting any charges, including the product expense charge and any taxes; and multiplying the previous business day’s accumulation unit value by this result.

Federal income tax: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Company periodically reviews the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Accounting principles generally accepted in the United States of America provide accounting and disclosure guidance about positions taken by an entity in its tax returns that might be uncertain. The Separate Account believes that it has appropriate support for any tax positions taken, and as such, does not have any uncertain tax positions that are material to the financial statements.

Penalties and interest assessed by income tax authorities, if any, would be included in administrative expenses.

Risks and uncertainties: Certain risks and uncertainties are inherent to the Separate Account’s day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account’s method for mitigating the risks, are presented below and throughout the notes to the financial statements.

Investments: The Separate Account invests in mutual fund shares and, as such, is exposed to the same risks as the underlying mutual funds, such as interest rate and market and credit risks. Due to the level of risk associated with these investments in mutual funds, it is at least reasonably possible that changes in the values of the underlying funds will occur in the near term and that such changes could materially affect policyholders’ account balances and the amounts reported in the statement of net assets.

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Statement of cash flows: The Separate Account has elected not to provide a statement of cash flows as permitted by GAAP, as all the following conditions have been met:

•	During the year, substantially all of the Separate Account’s investments were categorized as Level 1 in the fair value hierarchy;

•	Substantially all of the Separate Account’s investments are carried at fair value;

•	The Separate Account had little or no debt during the year; and

•	The Separate Accounts’ financial statements include a statement of changes in net assets.

Subsequent events: All the effects of subsequent events that provide additional evidence about conditions that existed at the statement of net assets date, including the estimates inherent in the process of preparing financial statements, are recognized in the financial statements. The Company does not recognize subsequent events that provide evidence about conditions that did not exist at the statement of net assets date but arose after, but before the financial statements are available to be issued. In some cases, non-recognized subsequent events are disclosed to keep the financial statements from being misleading.

Subsequent events have been evaluated through April 26, 2024, which is the date that the financial statements were available to be issued.

Note 3.  Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Separate Account utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability.

Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1:	Quoted market prices in active markets for identical assets or liabilities

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3:	Unobservable inputs that are not corroborated by market data

On December 31, 2023, the only assets of each subaccount were investments in shares of open-end mutual funds that are actively traded. Accordingly, as of December 31, 2023, all investments of each subaccount were classified as Level 1 under the disclosure hierarchy.

The Separate Account believes its valuation and methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of investments could result in a different fair value measurement at the reporting date. There have been no changes in the methodologies used during the year ended December 31, 2023.

Note 4.  Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investment options, net of expenses, for the years ended December 31, 2023, and 2022, were as follows:

	2023		2022
	Purchases	Sales	Purchases	Sales
MFS Investment Management:
VIT Value Series—IC	$—	$9,170	$—	$6,980
Research International Series—SC	—	—	—	—
New Discovery Series	—	—	—	—
Total Return Series	—	5,266	—	197
Deutsche Asset Management:
Equity 500 Index Fund	70	—	120	—
Small Cap Index Fund	770	—	820	3,005
Federated Insurance Series:
Kaufmann Fund II	35	—	60	227
U.S. Gov’t Securities Fund II	—	1	—	120
Government Money Fund II	300	13,738	325	5,354
Quality Bond Fund II	—	145	—	512
The Universal Institutional Funds, Inc.:
Global Strategist Portfolio	—	—	—	—
Growth Portfolio	2,450	198,510	2,725	31,340
U.S. Real Estate	—	—	—	—
Invesco Van Kampen:
Van Kampen V.I. American Value	35	—	60	—
Van Kampen V.I. Comstock	—	331	—	779
Lord Abbett Growth & Income	3,600	104,447	4,125	22,729
Janus Aspen Overseas Portfolio	370	50,511	445	14,713

	$7,630	$382,119	$8,680	$85,956

Note 5.  Expenses and Related-Party Transactions

Each day the Company makes a deduction from the Separate Account for a mortality and expense risk charge. This charge is for all the insurance benefits (that is, guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the Separate Account. The product expense charge is assessed based on the daily unit values of the contract holder’s portion of the assets in the Separate Account. The assessments are as follows:

•	Easy-pay payments—0.90%, on an annual basis, for contracts that have reached a value of $100,000 or more, or 1.50%, on an annual basis, for contracts that have a value of less than $100,000

•	Lump-sum payments—0.90%, on an annual basis

This charge cannot be increased but could be reduced if sales of the Contract are made to individuals or to a group of individuals in such a manner that results in a reduction of the Company’s administrative costs or other savings.

The Company also assesses a transfer charge for each transfer during the accumulation phase more than 12 transfers during a contract year.

Note 6.  Change in Units Outstanding

The changes in units outstanding for the years ended December 31, 2023, and 2022, were as follows:

	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS Investment Management:
VIT Value Series—IC	—	(266)	(266)	101	(297)	(195)
Research International Series—SC	—	—	—	—	—	—
New Discovery Series	—	—	—	—	—	—
Total Return Series	—	(241)	(241)	—	(9)	(9)
Deutsche Asset Management:
Equity 500 Index Fund	2	—	2	3	—	3
Small Cap Index Fund	36	—	36	38	(145)	(107)
Federated Insurance Series:
Kaufmann Fund II	1	—	1	2	(8)	(6)
Government Money Fund II	32	(1,382)	(1,350)	35	(527)	(492)
U.S. Gov’t Securities Fund II	—	—	—	—	(10)	(10)
Quality Bond Fund II	—	(11)	(11)	—	(35)	(35)
The Universal Institutional Funds, Inc.:
Global Strategist Portfolio	—	—	—	—	—	—
Growth Portfolio	51	(4,005)	(3,954)	53	(570)	(517)
U.S. Real Estate	—	—	—	—	—	—
Invesco Van Kampen:
Van Kampen V.I. American Value	1	—	1	2	—	2
Van Kampen V.I. Comstock	—	(9)	(9)	—	(24)	(24)
Lord Abbett Growth & Income	150	(4,376)	(4,226)	175	(896)	(721)
Janus Aspen Overseas Portfolio	9	(1,166)	(1,157)	12	(351)	(339)

	282	(11,456)	(11,174)	421	(2,872)	(2,450)

Note 7.  Financial Highlights

A summary of unit values for variable annuity contracts and the expense ratios, excluding expenses for the underlying fund, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, follows:

	December 31				Year Ended December 31
	Units	Unit Value Fair, Lowest to Highest	Net Assets	Investment Income Ratio (a)	Expense Ratio (b) Lowest to Highest	Total Return (c), Lowest to Highest
MFS Investment Management:
VIT Value Series—IC:
2023	11,165	32.68 to 36.62	$407,117	1.41%	0.90% to 1.50%	6.04% to 6.67%
2022	11,431	30.82 to 34.33	390,858	1.16%	0.90% to 1.50%	(7.53)% to (6.99)%
2021	11,626	33.33 to 36.91	427,966	1.17%	0.90% to 1.50%	23.29% to 24.03%
2020	11,901	27.03 to 29.75	353,248	1.35%	0.90% to 1.50%	1.68% to 2.29%
2019	12,217	26.58 to 29.09	354,703	1.92%	0.90% to 1.50%	27.58% to 28.35%
Research International Series—SC:
2023	—	19.90 to 20.97	26	0.79%	0.90% to 1.50%	11.17% to 11.84%
2022	—	17.90 to 18.75	23	1.63%	0.90% to 1.50%	(19.00)% to (18.55)%
2021	—	22.10 to 23.02	28	0.69%	0.90% to 1.50%	9.61% to 10.27%
2020	1	20.16 to 20.87	25	0.00%	0.90% to 1.50%	11.03% to 11.70%
2019	1	18.16 to 18.16	22	0.00%	0.90% to 1.50%	25.77% to 26.53%
New Discovery Series:
2023	293	37.73 to 42.29	11,074	0.00%	0.90% to 1.50%	12.56% to 13.23%
2022	293	33.52 to 37.35	9,837	0.00%	0.90% to 1.50%	(31.01)% to (30.61)%
2021	293	48.61 to 53.83	14,262	0.00%	0.90% to 1.50%	0.06% to 0.66%
2020	293	48.57 to 53.47	14,251	0.00%	0.90% to 1.50%	43.41% to 44.27%
2019	293	33.87 to 37.07	9,942	0.00%	0.90% to 1.50%	39.17% to 40.01%
Total Return Series:
2023	4,231	20.57 to 23.05	97,052	1.83%	0.90% to 1.50%	8.61% to 9.19%
2022	4,472	18.94 to 21.11	93,962	1.49%	0.90% to 1.50%	(11.20% to (10.63%)
2021	4,482	21.33 to 23.62	105,399	1.61%	0.90% to 1.50%	12.14% to 12.82%
2020	4,743	19.01 to 20.93	98,921	2.10%	0.90% to 1.50%	7.88% to 8.53%
2019	4,743	17.63 to 19.29	91,201	2.16%	0.90% to 1.50%	18.33% to 19.04%
Deutsche Asset Management:
Equity 500 Index Fund:
2023	2,877	41.29 to 46.27	123,539	1.36%	0.90% to 1.50%	24.14% to 24.89%
2022	2,875	33.26 to 37.05	99,249	1.24%	0.90% to 1.50%	(19.55)% to (19.07)%
2021	2,872	41.34 to 45.78	122,964	1.44%	0.90% to 1.50%	26.49% to 27.25%
2020	2,869	32.68 to 35.97	96,904	1.66%	0.90% to 1.50%	16.33% to 17.04%
2019	2,864	28.09 to 30.74	82,720	1.94%	0.90% to 1.50%	29.23% to 30.01%
Small Cap Index Fund:
2023	5,118	23.69 to 26.19	125,146	1.11%	0.90% to 1.50%	15.06% to 15.68%
2022	5,082	20.59 to 22.64	107,851	0.92%	0.90% to 1.50%	(21.83)% to (21.33)%
2021	5,189	26.34 to 28.78	140,258	0.84%	0.90% to 1.50%	12.80% to 13.48%
2020	5,158	23.35 to 25.35	123,383	1.10%	0.90% to 1.50%	17.65% to 18.36%
2019	4,996	19.84 to 21.43	101,645	1.05%	0.90% to 1.50%	23.36% to 24.10%

	December 31				Year Ended December 31
	Units	Unit Value Fair, Lowest to Highest	Net Assets	Investment Income Ratio (a)	Expense Ratio (b) Lowest to Highest	Total Return (c), Lowest to Highest
Federated Insurance Series:
Kaufmann Fund II:
2023	983	30.43 to 33.06	$29,947	0.00%	0.90% to 1.50%	13.50% to 14.20%
2022	982	26.81 to 28.95	26,347	0.00%	0.90% to 1.50%	(31.12)% to (30.71)%
2021	988	38.92 to 41.78	38,494	6.67%	0.90% to 1.50%	0.98% to 1.59%
2020	987	38.54 to 41.12	38,060	9.01%	0.90% to 1.50%	26.87% to 27.64%
2019	984	30.38 to 32.22	29,947	0.00%	0.90% to 1.50%	31.19% to 31.98%
Government Money Fund II:
2023	4,856	9.53 to 10.67	47,485	4.40%	0.90% to 1.50%	2.92% to 3.59%
2022	6,206	9.26 to 10.30	59,225	1.13%	0.90% to 1.50%	(0.32)% to 0.27%
2021	6,698	9.28 to 10.28	64,356	0.21%	0.90% to 1.50%	(1.48)% to (0.90)%
2020	6,974	9.42 to 10.36	67,799	0.21%	0.90% to 1.50%	(1.29)% to (0.70)%
2019	7,702	9.55 to 10.44	76,176	1.64%	0.90% to 1.50%	0.11% to ‘0.72%
U.S. Gov’t Securities Fund II:
2023	84	11.42 to 12.79	1,078	2.50%	0.90% to 1.50%	2.70% to 3.23%
2022	84	11.12 to 12.39	1,044	1.84%	0.90% to 1.50%	(13.87)% to (13.30)%
2021	94	12.91 to 14.29	1,342	2.04%	0.90% to 1.50%	(3.50)% to (2.92)%
2020	100	13.38 to 14.72	1,468	2.37%	0.90% to 1.50%	3.64% to 4.27%
2019	100	12.91 to 14.12	1,391	2.43%	0.90% to 1.50%	4.32% to 4.95%
Quality Bond Fund II:
2023	320	14.35 to 16.07	4,742	2.62%	0.90% to 1.50%	4.59% to 5.17%
2022	331	13.72 to 15.28	4,668	2.55%	0.90% to 1.50%	(10.62)% to (10.06)%
2021	365	15.35 to 16.99	5,766	2.50%	0.90% to 1.50%	(2.86)% to (2.82)%
2020	371	15.80 to 17.39	6,029	2.99%	0.90% to 1.50%	6.51% to 7.15%
2019	371	14.84 to 16.23	5,655	2.92%	0.90% to 1.50%	7.82% to 8.46%
The Universal Institutional Funds, Inc.:
Global Strategist Portfolio:
2023	538	17.36 to 19.45	9,720	1.67%	0.90% to 1.50%	12.36% to 13.02%
2022	538	15.45 to 17.21	8,631	0.00%	0.90% to 1.50%	(18.17)% to (17.66)%
2021	538	18.88 to 20.90	10,526	5.22%	0.90% to 1.50%	6.75% to 7.40%
2020	538	17.68 to 19.46	9,840	1.47%	0.90% to 1.50%	9.26% to 9.92%
2019	538	16.19 to 17.71	9,003	2.21%	0.90% to 1.50%	16.02% to 16.71%
Growth Portfolio:
2023	12,638	57.81 to 64.79	750,903	0.00%	0.90% to 1.50%	46.47% to 47.32%
2022	16,592	39.47 to 43.98	672,400	0.00%	0.90% to 1.50%	(60.66)% to (60.42)%
2021	17,110	100.34 to 111.12	1,763,588	0.00%	0.90% to 1.50%	(1.38)% to (0.79)%
2020	18,017	101.74 to 112.00	1,881,625	1.52%	0.90% to 1.50%	114.06% to 115.36%
2019	19,499	47.53 to 52.01	952,009	0.00%	0.90% to 1.50%	29.84% to 30.63%

	December 31				Year Ended December 31
	Units	Unit Value Fair, Lowest to Highest	Net Assets	Investment Income Ratio (a)	Expense Ratio (b) Lowest to Highest	Total Return (c), Lowest to Highest
The Universal Institutional Funds, Inc. (continued):
U.S. Real Estate:
2023	531	20.34 to 22.79	$12,072	2.23%	0.90% to 1.50%	12.81% to 13.50%
2022	531	18.03 to 20.08	10,640	1.23%	0.90% to 1.50%	(28.11)% to (27.72)%
2021	531	25.08 to 27.78	14,721	1.97%	0.90% to 1.50%	37.72% to 38.55%
2020	768	18.21 to 20.04	14,942	2.77%	0.90% to 1.50%	(18.09)% to (17.60)%
2019	768	22.24 to 24.33	18,177	1.88%	0.90% to 1.50%	17.17% to 17.87%
Invesco Van Kampen:
V.I. American Value:
2023	934	30.15 to 32.71	28,395	0.65%	0.90% to 1.50%	13.86% to 14.57%
2022	933	26.48 to 28.55	24,883	0.77%	0.90% to 1.50%	(4.06)% to (3.48)%
2021	931	27.59 to 29.58	25,856	0.44%	0.90% to 1.50%	26.05% to 26.80%
2020	1,215	21.89 to 23.33	26,723	1.91%	0.90% to 1.50%	(0.39)% to 0.21%
2019	1,211	21.98 to 23.28	26,744	0.72%	0.90% to 1.50%	23.16% to 23.90%
V.I. Comstock:
2023	902	35.80 to 38.84	32,481	1.86%	0.90% to 1.50%	10.70% to 11.35%
2022	911	32.34 to 34.88	29,645	1.64%	0.90% to 1.50%	(0.37)% to 0.23%
2021	935	32.46 to 34.80	30,512	1.81%	0.90% to 1.50%	31.37% to 32.16%
2020	1,192	24.71 to 26.33	29,533	2.49%	0.90% to 1.50%	(2.33)% to (1.74)%
2019	1,192	25.30 to 26.80	30,250	2.03%	0.90% to 1.50%	23.44% to 24.18%
Lord Abbett Growth & Income:
2023	20,845	26.02 to 29.08	553,988	0.86%	0.90% to 1.50%	11.53% to 12.19%
2022	25,071	23.33 to 25.92	594,812	1.30%	0.90% to 1.50%	(10.78)% to (10.25)%
2021	25,792	26.15 to 28.88	685,515	1.04%	0.90% to 1.50%	27.10% to 27.86
2020	28,583	20.57 to 22.58	598,461	1.76%	0.90% to 1.50%	1.16% to 1.77%
2019	28,758	20.34 to 22.20	594,976	1.69%	0.90% to 1.50%	21.39% to 22.82%
Janus Aspen Overseas Portfolio
2023	6,432	42.48 to 48.13	283,928	1.49%	0.90% to 1.50%	9.20% to 9.89%
2022	7,589	38.90 to 43.80	307,324	1.76%	0.90% to 1.50%	(9.95)% to (9.41)%
2021	7,929	43.20 to 48.35	356,746	1.17%	0.90% to 1.50%	11.89% to 12.57%
2020	8,040	38.60 to 42.95	322,513	1.35%	0.90% to 1.50%	14.56% to 15.25%
2019	8,515	33.70 to 37.27	298,193	1.90%	0.90% to 1.50%	25.13% to 25.88%

(a)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.